SECURITY EQUITY FUND
FILE NO. 811-1136
CIK NO. 0000088525


SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of Stockholders of Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, and SBL Fund was held January 26, 2000. The following matters were voted upon at the meeting:

(A) WITH REGARD TO THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND'S CURRENT FISCAL YEAR:

                                                          VOTES
                                         ---------------------------------------
                  FUNDS                        FOR           AGAINST/ABSTENTIONS
     -------------------------------     ---------------     -------------------
     Security Equity Fund ..........      78,379,644.603        2,807,848.884
     Security Growth and Income Fund       7,972,436.703          262,061.999
     Security Ultra Fund ...........       7,758,326.270          224,768.194
     SBL Fund ......................     206,779,305.419        7,992,419.086

(B) WITH REGARD TO THE APPROVAL FOR AN ARRANGEMENT AND NEW INVESTMENT ADVISORY CONTRACT THAT WOULD PERMIT SECURITY MANAGEMENT COMPANY, LLC, THE FUND'S INVESTMENT ADVISER, WITH BOARD APPROVAL, TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT STOCKHOLDER APPROVAL:

                                                         VOTES
                                         --------------------------------------
                  FUNDS                       FOR           AGAINST/ABSTENTIONS
     -------------------------------     --------------     -------------------
     SECURITY EQUITY FUND
        Equity Series ..............     57,460,002.465       13,460,321.966
        Global Series ..............      1,634,173.646          169,362.323
        Total Return Series ........        436,998.900           22,393.959
        Social Awareness Series ....        494,488.720          214,874.590
        Value Series ...............      1,076,472.012          323,567.702
        Small Company Series .......      1,233,181.347           28,294.759
        Enhanced Index Series ......      1,338,841.336          557,168.769
        International Series .......        658,233.094           72,870.990
        Select 25 Series ...........      1,348,942.282          657,304.627
     SECURITY GROWTH AND INCOME FUND      7,276,586.186          957,912.516
     SECURITY ULTRA FUND ...........      7,185,530.069          797,564.395
     SBL FUND
        Series A ...................     34,408,432.792        5,217,553.632
        Series B ...................     38,273,125.797        5,781,256.600
        Series C ...................     10,415,553.977        1,907,045.493
        Series D ...................     48,391,138.820        6,479,697.001
        Series E ...................     10,841,222.689        1,534,037.217
        Series H ...................        892,353.745          133,399.165
        Series I ...................        174,211.202           44,828.707
        Series J ...................     11,850,080.441        1,880,228.506
        Series K ...................      1,117,956.268           92,005.491
        Series M ...................      2,931,241.847          316,815.514
        Series N ...................      5,218,957.015          557,804.047
        Series O ...................     10,449,581.465        1,437,099.759
        Series P ...................        868,045.207           54,710.165
        Series S ...................      6,270,995.313        1,057,930.430
        Series V ...................      2,202,275.370          200,958.408
        Series X ...................      1,603,074.141          141,122.988
        Series Y ...................      1,909,278.258          117,707.035

(C) WITH REGARD TO APPROVAL OF A BROKERAGE ENHANCEMENT PLAN PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AND A NEW INVESTMENT ADVISORY CONTRACT THAT WOULD PERMIT THE IMPLEMENTATION OF THE PLAN:

                                                       VOTES
                                         ----------------------------------
                  FUNDS                       FOR           AGAINST/ABSTAIN
     -------------------------------     --------------     ---------------
     SECURITY EQUITY FUND
        Equity Series ..............     58,102,523.702     12,817,800.729
        Global Series ..............      1,662,754.462        140,781.507
        Total Return Series ........        436,998.900         22,393.959
        Social Awareness Series ....        500,734.496        208,628.814
        Value Series ...............      1,076,472.012        323,567.702
        Small Company Series .......      1,233,181.347         28,294.759
        Enhanced Index Series ......      1,338,841.336        557,168.769
        International Series .......        658,233.094         72,870.990
        Select 25 Series ...........      1,348,942.282        657,304.627
     SECURITY GROWTH AND INCOME FUND      7,332,736.443        901,762.259
     SECURITY ULTRA FUND ...........      7,212,720.232        770,374.232
        SBL FUND
        Series A ...................     34,896,228.686      4,729,757.738
        Series B ...................     38,852,881.468      5,201,500.929
        Series C ...................     10,568,970.341      1,753,629.129
        Series D ...................     49,317,907.237      5,552,928.584
        Series E ...................     10,951,981.265      1,423,278.641
        Series H ...................        921,597.961        104,154.949
        Series I ...................        174,211.202         44,828.707
        Series J ...................     12,155,854.421      1,574,454.526
        Series K ...................      1,140,957.641         69,004.118
        Series M ...................      2,975,967.597        272,089.764
        Series N ...................      5,258,989.969        517,771.093
        Series O ...................     10,651,655.046      1,235,026.178
        Series P ...................        875,390.340         47,365.032
        Series S ...................      6,460,448.043        868,477.700
        Series V ...................      2,182,905.306        220,328.472
        Series X ...................      1,613,347.461        130,849.668
        Series Y ...................      1,923,832.012        103,153.281

ISSUE:  a.  To amend the Fund's  fundamental  investment  limitation  concerning diversification.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,733,693.385       12,186,632.366
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        495,854.884          213,508.426
   Value Series .................      1,029,890.799          37,0148.915
   Small Company Series .........      1,235,767.734           25,708.372


ISSUE:  b.  To amend the Fund's  fundamental  investment  limitation  concerning share ownership of any one issuer.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,697,764.122       12,222,560.309
   Global Series ................      1,656,889.258          146,646.711
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        496,152.884          213,210.426
   Value Series .................      1,028,934.799          371,104.915
   Small Company Series .........      1,235,767.734           25,708.372
   Enhanced Index Series ........      1,339,452.859          556,557.246
   International Series .........        657,285.402           73,818.682
   Select 25 Series .............      1,373,733.887          632,513.022


ISSUE:  c.  To eliminate the Fund's fundamental investment limitation concerning investing for control of portfolio companies.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,675,401.847       12,244,922.584
   Global Series ................      1,657,008.644          146,527.325
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        495,101.601          214,261.709
   Value Series .................      1,029,890.799          370,148.915
   Small Company Series .........      1,235,753.706           25,722.400
   Enhanced Index Series ........      1,335,826.433          560,183.672
   International Series .........        657,285.402           73,818.682
   Select 25 Series .............      1,375,645.250          630,601.659


ISSUE:  d.  To amend the Fund's  fundamental  investment  limitation  concerning underwriting.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,698,621.432       12,221,702.999
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        494,687.448          214,675.862
   Value Series .................      1,028,237.799          371,801.915
   Small Company Series .........      1,235,767.734           25,708.372


ISSUE:  e.  To amend the Fund's  fundamental  investment  limitation  concerning borrowing.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,542,922.638       12,377,401.793
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        493,928.450          215,434.860
   Value Series .................      1,027,649.450          372,390.264
   Small Company Series .........      1,235,719.749           25,756.357


ISSUE:  f.  To amend the Fund's  fundamental  investment  limitation  concerning lending.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,492,217.732       12,428,106.699
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        496,057.360          213,305.950
   Value Series .................      1,028,835.450          371,204.264
   Small Company Series .........      1,235,719.749           25,756.357


ISSUE:  g.  To eliminate the Fund's fundamental investment limitation concerning short sales and margin purchases of securities.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,449,304.563       12,471,019.868
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        490,870.733          218,492.577
   Value Series .................      1,027,280.799          372,758.915


ISSUE:  h.  To amend the Fund's  fundamental  investment  limitation  concerning senior securities.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,623,704.544       12,296,619.887


ISSUE:  i.  To eliminate the Fund's fundamental investment limitation concerning investment in other investment companies.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,650,724.308       12,269,600.123


ISSUE:  j.  To eliminate the Fund's fundamental investment limitation concerning investment in companies with less than three years' operating history.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,575,838.961       12,344,485.470


ISSUE:  k.  To eliminate the Fund's fundamental investment limitation concerning purchasing securities of an issuer in which the officers and directors of the Fund, investment manager or underwriter own more than 5% of the outstanding securities of such issuer.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,490,754.956       12,429,569.475
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        491,005.613          218,357.697
   Value Series .................      1,029,095.799          370,943.915


ISSUE:  l.  To eliminate the Fund's fundamental investment limitation concerning the officers or directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,541,563.043       12,378,761.388
   Global Series ................      1,657,151.501          146,384.468
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        493,775.245          215,588.065
   Value Series .................      1,028,604.799          371,434.915
   Small Company Series .........      1,235,084.155           26,391.951
   Enhanced Index Series ........      1,334,683.859          561,326.246
   International Series .........        657,285.402           73,818.682
   Select 25 Series .............      1,367,797.945          638,448.964


ISSUE:  m.  To amend the Fund's  fundamental  investment  limitation  concerning buying or selling real estate.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,626,048.177       12,294,276.254
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        495,032.832          214,330.478
   Value Series .................      1,027,502.843          372,536.871
   Small Company Series .........      1,233,233.608           28,242.498


ISSUE:  n.  To amend the Fund's  fundamental  investment  limitation  concerning buying or selling commodities or commodity contracts.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     57,758,613.211       13,161,711.220
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        493,138.448          216,224.862
   Value Series .................      1,025,382.843          374,656.871
   Small Company Series .........      1,233,233.608           28,242.498


ISSUE:  o.  To eliminate the Fund's fundamental investment limitation concerning investment in warrants.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,550,787.758       12,369,536.673


ISSUE:  p.  To eliminate the Fund's fundamental investment limitation concerning restricted securities.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     58,428,788.042       12,491,536.389


ISSUE:  q.  To eliminate the Fund's fundamental investment limitation concerning investment in puts, calls, straddles or spreads.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     57,609,175.666       13,311,148.765


ISSUE:  r.  To eliminate the Fund's fundamental investment limitation concerning investment in oil, gas, mineral leases or other mineral exploration or development programs.

                                                      VOTES
                                      --------------------------------------
   SERIES OF SECURITY EQUITY FUND          FOR           AGAINST/ABSTENTIONS
   ------------------------------     --------------     -------------------
   Equity Series ................     57,668,509.912       13,251,814.519
   Total Return Series ..........        442,705.362           16,687.497
   Social Awareness Series ......        492,723.619          216,639.691
   Value Series .................      1,027,747.799          372,291.915